FOR IMMEDIATE RELEASE McCORMICK REPORTS SOLID FIRST QUARTER PERFORMANCE AND REAFFIRMS 2025 OUTLOOK HUNT VALLEY, Md., Mar. 25, 2025 - McCormick & Company, Incorporated (NYSE:MKC), a global leader in flavor, today reported financial results for the first quarter ended February 28, 2025 and reaffirmed fiscal 2025 outlook. • Sales in the first quarter were comparable to the year-ago period, reflecting volume growth of 2% offset by a 2% unfavorable impact from currency. Organic sales growth of 2% was driven by volume. • Operating income was $225 million in the first quarter compared to $234 million in the year-ago period. Adjusted operating income was $225 million compared to $238 million in the year-ago period. • Earnings per share was $0.60 in the first quarter as compared to $0.62 in the year-ago period. Adjusted earnings per share was $0.60 compared to $0.63 in the year-ago period. • For fiscal year 2025, McCormick reaffirmed its sales, operating profit, and earnings per share outlook. Chairman, President, and CEO's Remarks Brendan M. Foley, Chairman, President, and CEO, stated, “We are pleased to start the year with solid first quarter results that are in line with our expectations, as we are managing a dynamic environment. Our continued volume-driven performance reflects the success of our prioritized investments in the areas that are driving the greatest value and will sustain our momentum for the remainder of 2025 and beyond. We achieved share gains in core categories across key markets and delivered volume growth in both the Consumer and Flavor Solutions segments. “Our continued volume growth underscores that we have the right plans to capitalize on secular trends that remain in our favor and sustain this differentiated performance and drive long-term growth. In addition, we continue to be well positioned with our cost savings initiatives to fuel investments and generate operating margin expansion. We remain confident in the sustained trajectory of our business, and in our ability to deliver on our 2025 outlook, near-term as well as long- term financial objectives and to drive shareholder value.

“Lastly, I want to express my appreciation to McCormick employees worldwide; they remain the cornerstone of our success. I am continuously inspired and energized by their dedication and contributions. Importantly, we remain committed to elevating our power of people culture and to building the next generation of leaders and capabilities that will drive our success well into future years.” First Quarter 2025 Results Sales Metrics First Quarter 2025 As Reported Organic(1) % Change Volume/ Mix Price % Change Total Net Sales 0.2% 2.2% (0.2) % 2.0 % Total Consumer (0.2) % 2.6% (1.4) % 1.2 % Americas (0.4) % 2.9% (2.8) % 0.1 % EMEA (0.2) % 1.5% 2.1% 3.6 % APAC 0.4% 2.0% 0.7% 2.7 % Total Flavor Solutions 0.8% 1.8% 1.5% 3.3 % Americas 0.8% 0.8% 2.8% 3.6 % EMEA (5.2) % (1.9) % (2.0) % (3.9) % APAC 12.7% 15.7% (0.4) % 15.3% (1) Organic sales defined as the impact of volume/mix and price and excludes the impact of acquisitions or divestitures, as applicable, and foreign currency. For the first quarter of 2025, organic sales are equal to constant currency sales. Profitability Metrics ($ in millions except per share data) First Quarter 2025 As Reported Adjusted Q1 2025 vs. 2024 Q1 2025 vs. 2024 Gross profit $ 604.0 0.8% $ 604.0 0.8 % Gross profit margin 37.6% 20 bps 37.6% 20 bps Operating income $ 225.2 (3.6) % $ 225.2 (5.3) % Operating income margin 14.0% (60) bps 14.0% (80) bps Net income $ 162.3 (2.2) % $ 162.3 (4.0) % Earnings per share - diluted $ 0.60 (3.2) % $ 0.60 (4.8) % First Quarter 2025 Results Net sales in the first quarter were consistent with the year-ago period and included a 2% unfavorable impact from currency. Organic sales increased 2%, driven by volume and product mix. • Consumer segment sales of $919 million were consistent with the first quarter of 2024 and included a 1% unfavorable impact from currency. Organic sales increased 1%, reflecting a 3%

increase in volume and product mix, partially offset by a 2% decrease from pricing, reflecting price gap management investments implemented in the prior year and targeted incremental promotions in the Americas as well as pricing actions to offset rising commodity costs in Europe, Middle East, and Africa (EMEA). • Flavor Solutions segment sales increased 1% from the first quarter of 2024 to $686 million, including a 2% unfavorable impact from currency. Organic sales increased 3%, driven by a 2% increase in volume and product mix and a 1% increase from pricing. Gross profit for the first quarter increased by $5 million from the comparable period in 2024. Gross profit margin expanded 20 basis points versus the first quarter of last year. This expansion was primarily driven from the benefit of cost savings led by the Company's Comprehensive Continuous Improvement (CCI) program. Operating income was $225 million in the first quarter of 2025 compared to $234 million in the first quarter of 2024. Excluding special charges, adjusted operating income was $225 million compared to $238 million in the year-ago period. Adjusted operating income decreased 5% from the year-ago period and included a 2% unfavorable impact from currency. In constant currency, adjusted operating income decreased 3% from the year-ago period, primarily due to increased selling, general and administrative expenses driven by a shift in timing of stock-based compensation costs and increased investments in brand marketing and technology. • Consumer segment operating income, excluding special charges, decreased 17% in the first quarter of 2025 compared to the year-ago period to $147 million, a decrease of 16% in constant currency. The decrease was primarily due to pricing, as well as increased selling, general and administrative costs, including brand marketing investments, partially offset by cost savings generated by the CCI program. • Flavor Solutions segment operating income, excluding special charges, grew 28% in the first quarter of 2025 compared to the year-ago period to $79 million, or 33% in constant currency, driven by product mix, pricing, and cost savings generated by the CCI program, which were partially offset by increased selling, general and administrative costs. Earnings per share was $0.60 in the first quarter of 2025 compared to $0.62 in the first quarter of 2024. Special charges lowered earnings per share by $0.01 per share in the first quarter of 2024. Excluding the impact of special charges, adjusted earnings per share was $0.60 in the first quarter of 2025 compared to $0.63 in the year-ago period. This decrease was attributable to the impact of lower operating income as well as lower income from unconsolidated operations, primarily driven by approximately $0.03 per share unfavorable impact from currency and was partially offset by a more favorable tax rate. Fiscal Year 2025 Financial Outlook McCormick's fiscal 2025 outlook continues to reflect the Company's prioritized investments in key categories to strengthen volume trends and drive long-term profitable growth while appreciating the current uncertainty of the consumer and macro environment. The Company's CCI program is continuing to fuel growth investments while also driving operating margin expansion. The Company expects foreign currency rates to unfavorably impact sales by 1%, adjusted operating income by 1%, and adjusted earnings per share by 2%. As Reported Constant Currency Expectations: Net sales growth 0% to 2% 1% to 3%(1) Drivers: • Volume-led growth across both segments • Gradual improvement in China Consumer Operating income 3% to 5% Gross margin expansion partially offset by growth investments, including brand marketing. Anticipate $15 million in special charges related to organizational and streamlining actions. Adjusted operating income 3% to 5% 4% to 6% Earnings per share (EPS) $2.99 to $3.04 2% to 4% Operating income growth, partially offset by: • Tax rate of 22% vs. 20.5% in 2024 • Mid-teens year-over-year decline in income from unconsolidated operations due to U.S. dollar strengthening vs. Mexican peso. Special charges expected to impact EPS by $0.04 in 2025. Adjusted EPS $3.03 to $3.08 3% to 5% 5% to 7% (1) Organic sales, defined as the impact of volume/mix and price and excludes the impact of acquisitions or divestitures, as applicable, and foreign currency, growth is expected to be a 1% to 3% increase over the 2024 level. For fiscal 2025, the Company expects strong cash flow driven by profit and working capital initiatives and anticipates returning a significant portion of cash flow to shareholders through dividends. The Company's fiscal 2025 outlook reflects plans to offset costs related to U.S. import tariffs on China with CCI savings and targeted price adjustments. Due to continued uncertainty regarding the implementation dates and scope of additional potential U.S. import tariffs or retaliatory tariffs put in place by other countries, this outlook does not include any additional impact from tariff actions in 2025. Non-GAAP Financial Measures The following tables include financial measures of organic sales, adjusted operating income, adjusted operating income margin, adjusted income tax expense, adjusted income tax rate, adjusted net income and adjusted diluted earnings per share. These represent non-GAAP financial measures which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact, as applicable, of the following: Special charges – Special charges consist of expenses and income associated with certain actions undertaken by the Company to reduce fixed costs, simplify or improve processes, and improve our competitiveness and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee.

Expenses associated with the approved actions are classified as special charges upon recognition and monitored on an ongoing basis through completion. We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends. These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP; however, they should not be viewed as a substitute for, or superior to, GAAP results. Furthermore, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, as they may calculate them differently than we do. We intend to continue providing these non-GAAP financial measures as part of our future earnings discussions, ensuring consistency in our financial reporting. A reconciliation of these non-GAAP financial measures to the related GAAP financial measures is provided below: (in millions except per share data) Three Months Ended 2/28/2025 2/29/2024 Operating income $ 225.2 $ 233.5 Impact of special charges — 4.2 Adjusted operating income $ 225.2 $ 237.7 % decrease versus year-ago period (5.3) % Operating income margin (1) 14.0% 14.6 % Impact of special charges — % 0.2 % Adjusted operating income margin (1) 14.0% 14.8 % Income tax expense $ 41.6 $ 49.6 Impact of special charges — 1.1 Adjusted income tax expense $ 41.6 $ 50.7 Income tax rate (2) 22.3% 25.5 % Impact of special charges — % — % Adjusted income tax rate (2) 22.3% 25.5 % Net income $ 162.3 $ 166.0 Impact of special charges — 3.1 Adjusted net income $ 162.3 $ 169.1 % decrease versus year-ago period (4.0) % Earnings per share - diluted $ 0.60 $ 0.62 Impact of special charges — 0.01 Adjusted earnings per share - diluted $ 0.60 $ 0.63 % decrease versus year-ago period (4.8) %

(1) Operating income margin, impact of special charges, and adjusted operating income margin are calculated as operating income, impact of special charges, and adjusted operating income as a percentage of net sales for each period presented. (2) Income tax rate is calculated as income tax expense as a percentage of income from consolidated operations before income taxes. Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding special charges of $186.5 million and $198.5 million for the three months ended February 28, 2025 and February 29, 2024 respectively. Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes can be volatile. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non-GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results). We provide organic net sales growth rates for our consolidated net sales and segment net sales. We believe that organic net sales growth rates provide useful information to investors because they provide transparency to underlying performance in our net sales by excluding the effect that foreign currency exchange rate fluctuations, acquisitions, and divestitures, as applicable, have on year-to-year comparability. A reconciliation of these measures from reported net sales growth rates, the relevant GAAP measures, are included in the tables set forth below. Percentage changes in sales and adjusted operating income expressed on a constant currency basis are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the comparative year. Rates of constant currency and organic growth (decline) follow:

Three Months Ended February 28, 2025 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on a Constant Currency and Organic Basis Total Net Sales 0.2% (1.8) % 2.0 % Total Consumer (0.2) % (1.4) % 1.2 % Americas (0.4) % (0.5) % 0.1 % EMEA (0.2) % (3.8) % 3.6 % APAC 0.4% (2.3) % 2.7 % Total Flavor Solutions 0.8% (2.5) % 3.3 % Americas 0.8% (2.8) % 3.6 % EMEA (5.2) % (1.3) % (3.9) % APAC 12.7% (2.6) % 15.3 % Three Months Ended February 28, 2025 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on Constant Currency Basis Adjusted operating income Consumer segment (16.8) % (0.9) % (15.9) % Flavor Solutions segment 27.9% (5.3) % 33.2 % Total adjusted operating income (5.3) % (2.1) % (3.2) % To present the percentage change in projected 2025 net sales, adjusted operating income, and adjusted earnings per share (diluted) on a constant currency basis, the projected local currency net sales, adjusted operating income, and adjusted net income for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at forecasted exchange rates. These figures are then compared to the 2025 local currency projected results, which are translated into U.S. dollars at the average actual exchange rates in effect during the corresponding months of fiscal year 2024. This comparison determines what the 2025 consolidated U.S. dollar net sales, adjusted operating income, and adjusted earnings per share (diluted) would have been if the relevant currency exchange rates had not changed from those of the comparable 2024 periods. Projection for the Year Ending November 30, 2025 Percentage change in net sales 0% to 2% Impact of unfavorable foreign currency exchange 1 % Percentage change in net sales in constant currency 1% to 3% Percentage change in adjusted operating income 3% to 5% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted operating income in constant currency 4% to 6%

Percentage change in adjusted earnings per share — diluted 3% to 5% Impact of unfavorable foreign currency exchange 2 % Percentage change in adjusted earnings per share in constant currency — diluted 5% to 7% The following provides a reconciliation of our estimated earnings per share to adjusted earnings per share for 2025 and actual results for 2024: Year Ended 2025 Projection 11/30/24 Earnings per share - diluted $2.99 to $3.04 $ 2.92 Impact of special charges 0.04 0.03 Adjusted earnings per share - diluted $3.03 to $3.08 $ 2.95 Live Webcast As previously announced, McCormick will hold a conference call with analysts today at 8:00 a.m. ET. A live audio webcast of the call along with the accompanying presentation materials will be available on the McCormick website, ir.mccormick.com. Forward-Looking Information Certain information contained in this release, including statements concerning expected performance such as those relating to net sales, gross margin, earnings, cost savings, special charges, acquisitions, brand marketing support, volume and product mix, income tax expense, and the impact of foreign currency rates are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe,” “plan,” and similar expressions. These statements may relate to: general economic and industry conditions, including consumer spending rates, recessions, interest rates, and availability of capital; expectations regarding sales growth potential in various geographies and markets, including the impact of brand marketing support, product innovation, and customer, channel, category, heat platform, and e-commerce expansion; expected trends in net sales, earnings performance, and other financial measures; the expected impact of pricing actions on the Company's results of operations, including our sales volume and mix as well as gross margins; the expected impact of the inflationary cost environment on our business; the anticipated effects of factors affecting our supply chain, including the availability and prices of commodities and other supply chain resources such as raw materials, packaging, labor, and transportation; the potential impact of trade policies, including new tariffs; the expected impact of productivity improvements, including those associated with our Comprehensive Continuous Improvement (CCI) program and the Global Business Services operating model initiative; the ability to identify, attract, hire, retain, and develop qualified personnel and the next generation of leaders; the impact of ongoing conflicts, including those between Russia and Ukraine and the war in the Middle East, including the potential for broader economic disruption; expected working capital improvements; the anticipated timing and costs of implementing our business transformation initiative, which includes the implementation of a global enterprise resource planning (ERP) system;

the expected impact of accounting pronouncements; expectations regarding pension and postretirement plan contributions and anticipated charges associated with those plans; the holding period and market risks associated with financial instruments; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing; the anticipated sufficiency of future cash flows to enable payments of interest, repayment of short- and long-term debt, working capital needs, planned capital expenditures, quarterly dividends, and our ability to obtain additional short- and long-term financing or issue additional debt securities; and expectations regarding purchasing shares of McCormick's common stock under the existing repurchase authorization. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: the Company's ability to drive revenue growth; the Company's ability to increase pricing to offset, or partially offset, inflationary pressures on the cost of our products; damage to the Company's reputation or brand name; loss of brand relevance; increased private label use; the Company's ability to offset cost pressures or business impacts related to trade policies, including new tariffs; the Company's ability to drive productivity improvements, including those related to our CCI program and other streamlining actions; product quality, labeling, or safety concerns; negative publicity about our products; actions by, and the financial condition of, competitors and customers; the longevity of mutually beneficial relationships with our large customers; the ability to identify, interpret and react to changes in consumer preference and demand; business interruptions due to natural disasters, unexpected events or public health crises; issues affecting the Company's supply chain and procurement of raw materials, including fluctuations in the cost and availability of raw and packaging materials; labor shortage, turnover and labor cost increases; the impact of the ongoing conflicts between Russia and Ukraine and the war in the Middle East, including the potential for broader economic disruption; government regulation, and changes in legal and regulatory requirements and enforcement practices; the lack of successful acquisition and integration of new businesses; global economic and financial conditions generally, availability of financing, interest and inflation rates, and the imposition of tariffs, quotas, trade barriers and other similar restrictions; foreign currency fluctuations; the effects of our amount of outstanding indebtedness and related level of debt service as well as the effects that such debt service may have on the Company's ability to borrow or the cost of any such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; impairments of indefinite-lived intangible assets; assumptions we have made regarding the investment return on retirement plan assets, and the costs associated with pension obligations; the stability of credit and capital markets; risks associated with the Company's information technology systems, including the threat of data breaches and cyber-attacks; the Company's inability to successfully implement our business transformation initiative; fundamental changes in tax laws; including interpretations and assumptions we have made, and guidance that may be issued, and volatility in our effective tax rate; climate change; Environmental, Social and Governance (ESG) matters; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; the Company's inability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; and other risks described in the Company's filings with the Securities and Exchange Commission.

Actual results could differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With over $6.7 billion in annual sales across 150 countries and territories, we manufacture, market, and distribute herbs, spices, seasonings, condiments and flavors to the entire food and beverage industry including retailers, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane, Gourmet Garden, FONA and Giotti. The breadth and reach of our portfolio uniquely position us to capitalize on the consumer demand for flavor in every sip and bite, through our products and our customers' products. We operate in two segments, Consumer and Flavor Solutions, which complement each other and reinforce our differentiation. The scale, insights, and technology that we leverage from both segments are meaningful in driving sustainable growth. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable, and delicious go hand in hand. To learn more, visit: www.mccormickcorporation.com or follow McCormick & Company on Instagram and LinkedIn. # # # For information contact: Investor Relations: Faten Freiha - faten_freiha@mccormick.com Global Communications: Lori Robinson - lori_robinson@mccormick.com (Financial tables follow)

First Quarter Report McCormick & Company, Incorporated Consolidated Income Statement (Unaudited) (In millions except per-share data) Three months ended February 28, 2025 February 29, 2024 Net sales $ 1,605.5 $ 1,602.7 Cost of goods sold 1,001.5 1,003.4 Gross profit 604.0 599.3 Gross profit margin 37.6% 37.4 % Selling, general and administrative expense 378.8 361.6 Special charges — 4.2 Operating income 225.2 233.5 Interest expense 48.5 50.3 Other income, net 9.8 11.1 Income from consolidated operations before income taxes 186.5 194.3 Income tax expense 41.6 49.6 Net income from consolidated operations 144.9 144.7 Income from unconsolidated operations 17.4 21.3 Net income $ 162.3 $ 166.0 Earnings per share - basic $ 0.60 $ 0.62 Earnings per share - diluted $ 0.60 $ 0.62 Average shares outstanding - basic 268.3 268.4 Average shares outstanding - diluted 269.5 269.6

First Quarter Report McCormick & Company, Incorporated Consolidated Balance Sheet (Unaudited) (In millions) February 28, 2025 November 30, 2024 Assets Cash and cash equivalents $ 102.8 $ 186.1 Trade accounts receivable, net 516.9 587.4 Inventories 1,245.6 1,239.9 Prepaid expenses and other current assets 147.4 125.6 Total current assets 2,012.7 2,139.0 Property, plant and equipment, net 1,392.9 1,413.0 Goodwill 5,206.1 5,227.5 Intangible assets, net 3,308.1 3,318.9 Other long-term assets 980.0 971.9 Total assets $ 12,899.8 $ 13,070.3 Liabilities Short-term borrowings and current portion of long-term debt $ 1,212.0 $ 748.3 Trade accounts payable 1,161.9 1,238.1 Other accrued liabilities 728.0 896.4 Total current liabilities 3,101.9 2,882.8 Long-term debt 3,095.7 3,593.6 Deferred taxes 830.0 840.5 Other long-term liabilities 422.5 436.6 Total liabilities 7,450.1 7,753.5 Shareholders’ equity Common stock 2,253.3 2,237.2 Retained earnings 3,694.3 3,545.0 Accumulated other comprehensive loss (524.6) (491.2) Total McCormick shareholders' equity 5,423.0 5,291.0 Non-controlling interests 26.7 25.8 Total shareholders’ equity 5,449.7 5,316.8 Total liabilities and shareholders’ equity $ 12,899.8 $ 13,070.3

First Quarter Report McCormick & Company, Incorporated Consolidated Cash Flow Statement (Unaudited) (In millions) Three Months Ended February 28, 2025 February 29, 2024 Operating activities Net income $ 162.3 $ 166.0 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 53.8 45.8 Stock-based compensation 20.0 11.7 Deferred income tax expense (benefit) (9.2) (2.8) Income from unconsolidated operations (17.4) (21.3) Changes in operating assets and liabilities Trade accounts receivable 65.2 16.5 Inventories (11.7) (2.3) Trade accounts payable (70.9) 14.4 Other assets and liabilities (84.9) (116.0) Dividends from unconsolidated affiliates 8.3 26.4 Net cash flow provided by operating activities 115.5 138.4 Investing activities Capital expenditures (including software) (37.1) (62.0) Other investing activities — 0.2 Net cash flow used in investing activities (37.1) (61.8) Financing activities Short-term borrowings, net (25.9) 57.3 Long-term debt repayments (11.5) (14.1) Proceeds from exercised stock options 6.7 4.4 Taxes withheld and paid on employee stock awards (6.7) (4.9) Common stock acquired by purchase (17.2) (0.3) Dividends paid (120.7) (112.7) Other financing activities 20.1 2.6 Net cash flow used in financing activities (155.2) (67.7) Effect of exchange rate changes on cash and cash equivalents (6.5) 2.5 Decrease in cash and cash equivalents (83.3) 11.4 Cash and cash equivalents at beginning of period 186.1 166.6 Cash and cash equivalents at end of period $ 102.8 $ 178.0